EXHIBIT 32.2

CERTIFICATION OF CFO

CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Moller International (the "Company") on Form 10-Q for the six-months ended December 31, 2011 as filed with the Securities and Exchange commission on the date hereof (the "Report), Paul S. Moller, as Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that:

(1)           The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 21, 2012

Signed:

/s/ Paul S. Moller
Acting Chief Financial Officer